Taxation	6 Months Ended
Jun. 30, 2022
Major components of tax expense (income) [abstract]
Taxation
5. Taxation

Prima facie tax reconciliation

Six months ended 30 June	2022 US$m	2021 US$m
Profit before taxation	12,315	18,049
Deduct: share of profit after tax of equity accounted units(a)	(468)	(556)
Parent companies' and subsidiaries' profit before tax	11,847	17,493

Prima facie tax payable at UK rate of 19% (2021: 19%)(b)	2,251	3,324
Higher rate of taxation of 30% on Australian underlying earnings (2021: 30%)	924	1,609
Other tax rates applicable outside the UK and Australia on underlying earnings	60	77
Impact of items excluded in arriving at underlying earnings(c):
– Losses/gains on foreign exchange and on derivatives	(61)	(34)
– Losses from increases to closure estimates (non-operating and fully impaired sites)	6	(9)
– Utilisation of capital losses on the gain recognised by Kitimat relating to LNG Canada's project	(13)	—
Impact of changes in tax rates and laws	(12)	—
Recognition of previously unrecognised deferred tax assets(d)	(209)	(77)
Write-down of previously recognised deferred tax assets	8	8
Adjustments in respect of prior periods(e)	(137)	43
Other items	85	40
Total taxation charge(a)	2,902	4,981

(a)This tax reconciliation relates to the Group's parent companies, subsidiaries and joint operations, and excludes equity accounted units. The Group's share of profit of equity accounted units is net of tax charges of US$289 million (30 June 2021: US$318 million).
(b)As a UK headquartered and listed Group, the reconciliation of expected tax on accounting profit to tax charge uses the UK corporation tax rate to calculate the prima facie tax payable. Rio Tinto is also listed in Australia, and the reconciliation includes the impact of the higher tax rate in Australia where a significant proportion of the Group's profits are currently earned. The impact of other tax rates applicable outside the UK and Australia is also included. The weighted average statutory corporation tax rate on profit before tax is approximately 29% (30 June 2021: 29%).
(c)The impact for each item includes the effect of tax rates applicable outside the UK.
(d)In the period to 30 June 2022 and 30 June 2021 the recognition of previously unrecognised deferred tax assets relates to the recognition of prior year deferred tax assets at Oyu Tolgoi due to improved deferred tax asset recovery expectations.
(e)In the period to 30 June 2022, adjustments in respect of prior periods includes amounts related to the settlement of all tax disputes with the Australian Tax Office for the years 2010 to 2021.
5. Taxation (continued)
Future tax developments
We continue to closely monitor the Organisation for Economic Co-operation and Development’s (OECD) Two Pillar Solution to address the Tax Challenges Arising from the Digitalisation of the Economy which are currently expected to be enacted in 2023 with application to the Group from 1 January 2024. We note the release of associated draft legislation on 20 July 2022 by the UK government in relation to a proposed "Multinational Top-up Tax" on a country-by-country basis in line with the OECD Pillar Two 15% global minimum tax.

We are in the process of evaluating the cash tax and accounting implications of the Pillar Two global minimum tax rules under IAS 12. Given the UK legislation is only in draft form and is subject to further consultation it is too early to reliably estimate the potential impact. Recognition of any such impact will only occur once legislation has been substantively enacted. We will closely monitor developments to the proposed legislation accordingly.